SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 16, 2006

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,
dated as of October 1, 2006, providing for the issuance of
Asset Backed Certificates, Series 2006-3)

Option One Mortgage Acceptance Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-130870-02	33-0727357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Ada Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (949) 790-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General (Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Financial Information

Item 2.01    Acquisition or Disposition of Assets

On December 28, 2006, a single series of certificates, entitled Option One Mortgage Loan Trust 2006-3, Asset-Backed Certificates, Series 2006-3 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2006 (the “Agreement”), among Option One Mortgage Acceptance Corporation as depositor (the “Depositor”), Option One Mortgage Corporation (“Option One”) as servicer (in such capacity, the “Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”).

On December 28, 2006, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement with an aggregate principal balance equal to approximately $400,000,132.08 with funds on deposit in the Group I Pre-Funding Account (the “Group I Pre-Funding Account”) and the Group II Pre-Funding Account (the “Group II Pre-Funding Account,” together with the Group I Pre-Funding Account, the “Pre-Funding Accounts”) both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to the Subsequent Transfer Instrument, dated December 28, 2006, between the Depositor and the Trustee (the “Instrument”). Attached to the Instrument are additional terms of the sale of the Mortgage Loans that are the subject of such Instrument.

Section 8 - Other Events

Item 8.01    Other Events

Description of the Mortgage Pool

The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four- family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the “Mortgage Loans”). As of the end of the Funding Period, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate principal balance of approximately $185,365,596.40 and of Group II Mortgage Loans having an aggregate principal balance of approximately $214,634,535.68.

As more fully described above, on December 28, 2006, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.

Section 9 - Financial Statements and Exhibits

Item 9.    Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

Exhibit No.	Item 601(a) of Regulation SK Exhibit No.	Description

1	4.2	Subsequent Transfer Instrument, dated as of December 28, 2006, between Option One Mortgage Acceptance Corporation as seller and Wells Fargo Bank, N.A., as trustee.

2	99.1	Characteristics of the Mortgage Pool relating to Option One Mortgage Loan Trust 2006-3, Asset Backed Certificates, Series 2006-3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: December 29, 2006

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

By:	/s/ Philip Laren
Name: Philip Laren
Title: Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page

4.2	Subsequent Transfer Instrument, dated as December 28, 2006, between Option One Mortgage Acceptance Corporation as seller and Wells Fargo Bank, N.A., as trustee.

99.1	Characteristics of the Mortgage Pool relating to Option One Mortgage Acceptance Corporation, Option One Mortgage Loan Trust 2006-3, Asset-Backed Certificates, Series 2006-3.